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                        COMPANY INDEMNIFICATION AGREEMENT

     THIS COMPANY INDEMNIFICATION AGREEMENT (this "Agreement") is being executed and delivered to RONALD A. RITTENMEYER ("Indemnitee") by SAFETY-KLEEN CORP., a Delaware corporation ("Safety-Kleen"), effective as of August 8, 2001.

     Safety-Kleen has requested Indemnitee to serve as an employee, a director and the Chairman of the Board, President and Chief Executive Officer of Safety-Kleen and, as may be agreed to by Executive from time to time, in appropriate positions with each of Safety-Kleen's subsidiaries (such subsidiaries and affiliates together with Safety-Kleen being collectively referred to herein as the "Company"), pursuant to that certain Employment Agreement between Safety-Kleen and Indemnitee, dated as of August 8, 2001 (the "Employment Agreement"), and in consideration of, and as a material inducement for, such service, the Company is hereby agreeing to bind itself to indemnify Indemnitee personally under the conditions set forth below.

     1.     OBLIGATION  TO  INDEMNIFY.  Company  hereby  agrees  to  indemnify
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Indemnitee  for,  and  release,  defend  and  hold  Indemnitee harmless from and against any and all claims, losses, costs, liabilities and other damages of whatever nature, kind or character, including but not limited to, liabilities that would not have been incurred had Indemnitee not entered into the Employment Agreement, or served as an employee, officer and/or director of the Company, judgements, demands, assessments, interest, liabilities under the Employee Retirement Income Security Act of 1974, as amended (including excise taxes or penalties, plan termination, withdrawal and funding liabilities), the value of time of Indemnitee at the rate of $5,000 a day (or portion thereof), environmental liabilities, any obligations of the Company for which Indemnitee is, or is asserted to be, personally liable therefor, liabilities for the Company's employment taxes and any and all other taxes, penalties, excise and similar taxes, impositions, fines, settlements, and reasonable expenses, including, without limitation, attorney fees and Proceedings (as defined below) in any way related to or arising out of (a) Indemnitee being (and/or having been) an employee, officer and/or director of the Company or a trustee or a fiduciary to any benefit plan, including without limitation, any act, omission or other matter in any way connected therewith, and/or (b) Indemnitee serving (and/or having served) the Company in any other capacity contemplated by the Employment Agreement, including, without limitation, any act, omission or other matter in any way connected therewith (collectively, the "Damages"). Company acknowledges and agrees that the foregoing terms of this section and the terms of the other sections of this Agreement are intended to apply REGARDLESS OF THE TIMING, GROUNDS OR NATURE OF ANY PROCEEDINGS OR DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES BASED ON INDEMNITEE'S NEGLIGENCE, CONTRACT, STATUTE, INTENTIONAL TORT, STRICT LIABILITY OR OTHERWISE, AND WHETHER OR NOT INDEMNITEE WAS ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES, except only to the extent that the Damages are finally adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to have been caused by the gross negligence or willful misconduct of Indemnitee (and any actions taken with the approval of the Bankruptcy Court will conclusively be deemed not to


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constitute  gross negligence or willful misconduct).  The obligations of Company hereunder shall be applicable to all Proceedings (as defined below) and Damages as set forth in this Agreement regardless of when Proceedings or Damages occurred or accrued or such Proceedings are commenced or threatened, or whether actions or omissions or other events on which they are based, allegedly took place or failed to occur, before or after the effective date of this Agreement or the commencement or termination of Indemnitee's service as an employee, officer, director or in any other capacity for the Company as contemplated in the Employment Agreement.

     2.     WITNESS  AND  OTHER  EXPENSES.  Company shall be obligated to pay or
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promptly  reimburse  Indemnitee  for  reasonable  expenses,  including,  but not limited to, attorneys' fees and other professional expenses, incurred by him, in connection with his appearance as a witness or other participation, in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, formal or informal, and whether or not based on local, state, federal or foreign laws, rules or regulations, any appeal of such a threatened, pending or completed action, suit or proceeding, or any inquiry or investigation which could lead to such a threatened, pending or completed petition, suit, or proceeding (any of the foregoing being referred to herein as a "Proceeding") because he is or was an employee, officer and/or director of the Company or because he serves or has served the Company in any other capacity contemplated by the Employment Agreement, including, without limitation, any act, omission or other matter in any way connected therewith.

     3.     ADVANCEMENT  OF  EXPENSES.  Reasonable  expenses, including, but not
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limited  to,  attorney's  fees,  incurred  by  Indemnitee  in  connection with a
Proceeding in which he is, or is threatened to be, named as a defendant or respondent shall be paid by Indemnitor, or promptly reimbursed, in advance of a final disposition of the Proceeding, if Indemnitee affirms in writing to Indemnitor that, in good faith, Indemnitee believes he is entitled to indemnification under this Agreement and undertakes in writing to repay such amounts if it is ultimately determined that Indemnitee is not so entitled.

     4.     ATTORNEY'S FEES. It is the intent of the Company that Indemnitee not
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be  required  to  incur  legal fees and the related expenses associated with the interpretation, enforcement or defense of Indemnitee's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to Indemnitee hereunder. Consequently, if it should appear in good faith to Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Company irrevocably authorizes Indemnitee from time to time to retain counsel of Indemnitee's choice, at the expense of Company, to advise and represent Indemnitee in connection with any such interpretation, enforcement or defense, including, without limitation, the initiation or defense of any litigation or other legal action, whether by or against the Company or


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any  Director, officer, stockholder, beneficiary or other person affiliated with the Company, or any other person in any jurisdiction. Without respect to whether Indemnitee prevails, in whole or in part, in connection with any of the foregoing, Company will pay and be solely financially responsible for any and all reasonable attorneys' and related fees and expenses incurred by Indemnitee in connection with any of the foregoing; provided that a court of competent jurisdiction has not finally adjudged, after exhaustion of all appeals therefrom, that in regards to such matters Indemnitee has been grossly negligent or guilty of intentional misconduct, and such gross negligence or intentional misconduct caused such matters.

     5.     CUMULATIVE  RIGHT.  Nothing  herein  shall  be deemed to diminish or
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otherwise  restrict  the  right  of  Indemnitee  to  indemnification  under  any provision of the Certificate of Incorporation or By-laws of the Company or under Delaware law, or from any other person, entity or otherwise. To the extent that Indemnitee is, or may be, entitled to indemnification from the Company and any other persons or entities for the same matters as are covered by this Agreement, Indemnitee shall be under no obligation to seek indemnification from such other persons or entities for any obligations of Company hereunder.

     6.     COVENANT  NOT  TO  SUE.  Company hereby covenants and agrees that it
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shall  not  institute,  reinstitute,  maintain,  or prosecute any action, claim, suit, proceeding, or cause of action of any kind whatsoever, in any court, administrative agency, or other forum, against Indemnitee that arises out of, or relates in any way to, the matters for which Indemnitee is entitled to indemnification as contemplated by this Agreement, including but not limited to any action, claim, suit, proceeding, or cause of action for contribution or indemnity.

     7.     GOVERNING LAW.  This Agreement shall be governed by and construed in
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accordance  with  Delaware  law.

     8.     OTHER  PARTIES.  This Agreement shall be binding upon Indemnitee and
            --------------
the Company and shall inure to the benefit of and be binding on their successors and assigns, heirs, personal representatives and their estates. The Company shall not assign this Agreement without the prior written consent of Indemnitee, which consent shall not be unreasonably withheld.

     9.     CONSIDERATION.  This  Agreement  is being delivered to Indemnitee in
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consideration  of  Indemnitee's services as an employee, officer and/or director of the Company. Indemnitee need not execute this Agreement for it to constitute a binding obligation of the Company, nor shall the death, resignation or removal from office or employment of Indemnitee after the termination of such service, or the termination, expiration or failure of the Employment Agreement to become effective, limit or terminate the obligations of the Company hereunder. The obligations of the Company hereunder shall be applicable to all Proceedings in which Indemnitee is named, or threatened to be named, as a defendant or respondent or with respect to which Indemnitee is a witness or other participant, regardless of when such actions are commenced or threatened, or


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whether  actions or omissions or other events on which they are based, allegedly took place or failed to occur, before or after the effective date of this Agreement or the commencement or termination of Indemnitee's service as an employee, officer, director or in any other official capacity for the Company.

     10.     SEVERABILITY.  If  any provision of this Agreement shall be held to
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be  invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and such provision shall be deemed to be amended or modified to the least extent necessary to render it valid and enforceable.

     11.     ENTIRE  AGREEMENT.  This  Agreement  contains  the entire agreement
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among  the  parties  hereto  with  respect  to  the  subject  matter herein.  No representations, inducements, promises, or agreements, oral or otherwise with respect to the subject matter herein, which are not embodied in this Agreement shall be of any force or effect. No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

          IN WITNESS WHEREOF, pursuant to the authorization of its Board of Directors, Safety-Kleen Corp., on behalf of itself, its subsidiaries and affiliates, has caused this Agreement to be duly executed, all as of the day and year first above written.


                                        SAFETY-KLEEN  CORP.

                                        By:
                                           --------------------------------
                                        Title:


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